SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  June 30, 2003



                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                               0-25107                              13-3899472
               --------                               -------                              ----------
   (State or Other Jurisdiction of            (Commission File Number)              (I.R.S. Employer Number
            Incorporation)



                  3 Park Avenue, New York, New York       10016
 -------------------------------------------------------------------------------
            (Address of principal executive offices)    (Zip code)


                                 (212) 725-6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. Other Events

On June 30, 2003, Dice Inc. (the "Company") issued a press release regarding the Company's emergence from protection under Chapter 11 of the Bankruptcy Code as a privately held entity, its elimination of $69.4 million of debt and the cancellation of the Company's outstanding capital stock. A copy of the release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.

     (c) Exhibits

Exhibit
Number            Description
------            -----------

99.1              Press Release dated June 30, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DICE INC.



                                    By:  /s/ Brian P. Campbell
                                       ----------------------------------------
                                    Name:    Brian P. Campbell
                                    Title:   Vice President and General Counsel


Dated:  July 1, 2003